                                                                      EXHIBIT 21
                                SUBSIDIARIES OF
                            THE CENTRIS GROUP, INC.
                            AS OF DECEMBER 31, 1997

                   [LOGO GOES HERE] The Centris Group, Inc.


                                                                                            The Centris Group, Inc.
                                                                                             A Delaware Corporation
                                                                                               (Holding Company)


  USF RE INSURANCE COMPANY           USBenefits Insurance                 Interra, Inc.                  Seaboard Life
A Massachusetts Corporation             Services, Inc.               An Indiana Corporation          Insurance Company(USA)
(Wholly-Owned Subsidiary of        A California Corporation       (Wholly-Owned Subsidiary of        An Indiana Corporation
  The Centris Group, Inc.)       (Wholly-Owned Subsidiary of        The Centris Group, Inc.)       (Wholly-Owned Subsidiary of
                                   The Centris Group, Inc.)                                          The Centris Group, Inc.)


      US Holdings, Inc.              Interra Reinsurance             Centris Underwriting                 Centris Risk
   A Delaware Corporation                Group, Inc.                    Agencies, Inc.                  Management, Inc.
(Wholly-Owned Subsidiary of        An Indiana Corporation          An Indiana Corporation            An Indiana Corporation
 USF RE INSURANCE COMPANY)        (Wholly-Owned Subsidiary        (Wholly-Owned Subsidiary          (Wholly-Owned Subsidiary
                                      of Interra, Inc.)               of Interra, Inc.)                of Interra, Inc.)

   USF Insurance Company
 A Pennsylvania Corporation
 (Wholly-Owned Subsidiary
   of US Holdings, Inc.)

                  VASA North America, Inc.
                   An Indiana Corporation
                  (Wholly-Owned Subsidiary
                 of The Centris Group, Inc.)


     Select Benefits, Inc.          VASA Insurance Group, Inc.
    An Indiana Corporation           An Indiana Corporation
 (Wholly-Owned Subsidiary of       (Wholly-Owned Subsidiary of
  VASA North America, Inc.)         VASA North America, Inc.)


                                                       VASA Brougher, Inc.
                                                     An Indiana Corporation
                                                   (Wholly-Owned Subsidiary of
                                                   VASA Insurance Group, Inc.)


                     VASA North Atlantic
                      Insurance Company
                    An Indiana Corporation
                    (93.75% Owned by VASA
                       Ins. Group, Inc.)
                     (6.25% Owned by VASA
                        Brougher, Inc.)